SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------

       Date of Report (Date of earliest event reported): February 8, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                        0-5905                    62-0156300
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(State of incorporation)         (Commission File No.)          (IRS Employer
                                                             Identification No.)


               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)


                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 2.02.  Results of Operations and Financial Condition
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On February 8, 2006,  the Company  issued a press release  announcing  financial results for the fiscal fourth quarter and 2005 fiscal year ended November 30, 2005 (the "Press Release"). A copy of the Press Release is attached as Exhibit
99.1 and is incorporated by reference herein.

The Press Release contains disclosure regarding the following non-GAAP financial measures: operating income (excluding loss on product divestitures and litigation settlement charges), net income (excluding loss on product divestitures and litigation settlement charges) and earnings per share (excluding loss on product divestitures and litigation settlement charges) (collectively, the "Operating Measures"), each for the Company's fourth fiscal quarter ended November 30, 2005, and operating income (excluding loss on product divestitures, litigation settlement and executive severance charges), net income (excluding debt extinguishment charge, loss on product divestitures, litigation settlement and executive severance charges) and earnings per share (excluding debt extinguishment charge, loss on product divestitures, litigation settlement and executive severance charges), each for the fiscal year ended November 30, 2005. A reconciliation of each of the Operating Measures to the most comparable GAAP measurement for the applicable period is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of the Operating Measures to be meaningful information to an investor's understanding of the Company's operating performance and useful for comparison with prior period and forecasted net income and earnings per share. Management of the Company uses the Operating Measures to analyze the Company's performance compared to forecasted and prior period results and for other internal purposes.

The Company's unaudited consolidated statements of income attached to the Press Release also contain a reconciliation of EBITDA (excluding impairment, loss on product divestitures, litigation settlement and severance charges) to net income.

The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. The Company believes that EBITDA adjusted to exclude impairment, loss on product divestitures, litigation settlement and severance charges provides investors with a useful measure of the Company's ongoing operating performance. Further, EBITDA adjusted to exclude impairment, loss on product divestitures, litigation settlement and severance charges is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility. The Company's presentation of adjusted EBITDA should not be construed as an inference that the Company's future results will be unaffected by items similar to those excluded from the calculation of adjusted EBITDA. EBITDA and adjusted EBITDA are not measurements of financial performance and liquidity under GAAP and should not be considered as alternatives to net income, income from operations or any performance measures derived in accordance with GAAP, or as alternatives to cash flows provided by operating, investing or financing activities as measures of liquidity.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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Item 9.01.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99.1          Press Release Dated February 8, 2006


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 8, 2006                       CHATTEM, INC.

                                       By: /s/ Robert E. Bosworth
                                           ------------------------------------
                                           Robert E. Bosworth
                                           President and Chief Operating Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Exhibit Description
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99.1                 Press Release dated February 8, 2006